UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2013

Cameron International Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-13884	76-0451843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  713-513-3300

Not Applicable

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Underwriting Agreement

On December 16, 2013, Cameron International Corporation (the “Company”) completed the public offering of $250 million aggregate principal amount of the Company’s 1.150% Senior Notes due 2016 (the “2016 Notes”), $250 million aggregate principal amount of the Company’s 4.000% Senior Notes due 2023 (the “2023 Notes”) and $250 million aggregate principal amount of the Company’s 5.125% Senior Notes due 2043 (the “2043 Notes,” and together with the 2016 Notes and the 2023 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated December 11, 2013 (the “Underwriting Agreement”), with J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and RBS Securities Inc., as representatives of the several underwriters named therein (the “Underwriters”).

The Company intends to use the net proceeds from the offering of the Notes of approximately $740.7 million (after deducting underwriting discounts and commissions and other estimated expenses payable by the Company) to repurchase shares of its common stock and for general corporate purposes, which may include the repayment at maturity of the Company’s $250 million floating rate Senior Notes due June 2, 2014.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, other obligations of the parties and termination provisions.  Additionally, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”), or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is a brief summary of the Underwriting Agreement and does not purport to be a complete statement of the parties’ rights and obligations thereunder.  The foregoing description is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.

The offering of the Notes was made pursuant to a shelf registration statement on Form S-3 (File No. 333-178708), which became effective upon its filing with the Securities and Exchange Commission (the “SEC”) on December 22, 2011.  A prospectus supplement dated December 11, 2013 relating to the Notes and supplementing the prospectus dated December 22, 2011 was filed with the SEC pursuant to Rule 424(b)(2) under the Securities Act.

Indenture

The Company issued the Notes pursuant to the Indenture, dated May 17, 2012 (the “Base Indenture”), as supplemented with respect to the 2016 Notes by the Third Supplemental Indenture, dated December 16, 2013 (the “Third Supplemental Indenture”), as further supplemented with respect to the 2023 Notes by the Fourth Supplemental Indenture, dated December 16, 2013 (the “Fourth Supplemental Indenture”), and as further supplemented with respect to the 2043 Notes by the Fifth Supplemental Indenture, dated December 16, 2013 (the “Fifth Supplemental Indenture” and together with the Base Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, the “Indenture”), in each case between the Company and Union Bank, N.A., as trustee.

The Company will pay interest on the Notes on June 15 and December 15 of each year, beginning on June 15, 2014.  The 2016 Notes will mature on December 15, 2016, the 2023 Notes will mature on December 15, 2023 and the 2043 Notes will mature on December 15, 2043.  The Company may redeem a portion of the Notes from time to time or all of the Notes at any time at the redemption prices set forth in the Third Supplemental Indenture, the Fourth Supplemental Indenture or the Fifth Supplemental Indenture, as applicable.

The Company will be required to offer to repurchase the Notes if the Notes are rated below investment grade following certain events that constitute a change of control of the Company.  The Notes will be senior unsecured obligations of the Company and will rank equally with all of the Company’s other existing and future unsecured and unsubordinated debt.  The Notes are not guaranteed by the Company’s subsidiaries and will effectively rank junior to any secured debt of the Company and all existing and future debt and other liabilities of the Company’s subsidiaries.

Copies of the Base Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture and the Fifth Supplemental Indenture are attached as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description is a brief summary of the Indenture and does not purport to be a complete statement of the parties’ rights and obligations thereunder.  The foregoing description is qualified in its entirety by the terms of the Indenture.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Indenture is incorporated into this Item 2.03 by reference.

Item 7.01                                           Regulation FD Disclosure.

On December 11, 2013, the Company issued a press release announcing the pricing of the Notes.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement, dated December 11, 2013, between the Company and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and RBS Securities Inc., as representatives of the several underwriters identified therein, in connection with the offer and sale of $250 million in aggregate principal amount of the Company’s 1.150% Senior Notes due 2016, $250 million in aggregate principal amount of the Company’s 4.000% Senior Notes due 2023 and $250 million in aggregate principal amount of the Company’s 5.125% Senior Notes due 2043.

4.1

Indenture, dated as of May 17, 2012, between the Company and Union Bank, N.A., as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K/A dated May 22, 2012, and incorporated herein by reference.

4.2	Third Supplemental Indenture, dated as of December 16, 2013, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 1.150% Senior Notes due 2016.

4.3	Fourth Supplemental Indenture, dated as of December 16, 2013, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 4.000% Senior Notes due 2023.

4.4	Fifth Supplemental Indenture, dated as of December 16, 2013, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 5.125% Senior Notes due 2043.

4.5	Form of Global Note for the Company’s 1.150% Senior Notes due 2016

(included in Exhibit 4.2).

4.6	Form of Global Note for the Company’s 4.000% Senior Notes due 2023 (included in Exhibit 4.3).

4.7	Form of Global Note for the Company’s 5.125% Senior Notes due 2043 (included in Exhibit 4.4).

5.1	Opinion of Vinson & Elkins L.L.P.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1	Press Release of the Company, dated December 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION

Date: December 16, 2013	By:	/s/ William Lemmer
	Name:	Willam Lemmer
	Title:	Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

1.1

Underwriting Agreement, dated December 11, 2013, between the Company and J.P. Morgan Securities LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Morgan Stanley & Co. LLC and RBS Securities Inc., as representatives of the several underwriters identified therein, in connection with the offer and sale of $250 million in aggregate principal amount of the Company’s 1.150% Senior Notes due 2016, $250 million in aggregate principal amount of the Company’s 4.000% Senior Notes due 2023 and $250 million in aggregate principal amount of the Company’s 5.125% Senior Notes due 2043.

4.1

Indenture, dated as of May 17, 2012, between the Company and Union Bank, N.A., as trustee, filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K/A dated May 22, 2012, and incorporated herein by reference.

4.2	Third Supplemental Indenture, dated as of December 16, 2013, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 1.150% Senior Notes due 2016.

4.3	Fourth Supplemental Indenture, dated as of December 16, 2013, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 4.000% Senior Notes due 2023.

4.4	Fifth Supplemental Indenture, dated as of December 16, 2013, between the Company and Union Bank, N.A., as trustee, with respect to the Company’s 5.125% Senior Notes due 2043.

4.5	Form of Global Note for the Company’s 1.150% Senior Notes due 2016 (included in Exhibit 4.2).

4.6	Form of Global Note for the Company’s 4.000% Senior Notes due 2023 (included in Exhibit 4.3).

4.7	Form of Global Note for the Company’s 5.125% Senior Notes due 2043 (included in Exhibit 4.4).

5.1	Opinion of Vinson & Elkins L.L.P.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).

99.1	Press Release of the Company, dated December 11, 2013.